UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2020

MoneyGram International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-31950	16-1690064
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2828 N. Harwood Street, 15th Floor Dallas, Texas	75201
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (214) 999-7552

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	MGI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 24, 2020, MoneyGram International, Inc. (the “Company”) entered into the Second Amendment to Amendment to and Extension of the Deferred Prosecution Agreement (the “Second Amendment”). The Second Amendment further amends the Amendment to and Extension of Deferred Prosecution Agreement dated November 8, 2018, as amended previously by the Amendment to Amendment to and Extension of Deferred Prosecution Agreement dated February 25, 2020 (together, the “Amended DPA”) with the U.S. Department of Justice, Criminal Division, Money Laundering and Asset Recovery Section and the U.S. Attorney’s Office for the Middle District of Pennsylvania (collectively, the “Government”). The Second Amendment amends Paragraphs 6, 7, 8 and 11 of the Amended DPA.

As previously disclosed, the Company has requested that the Government extend the due date and reduce the amount of the final $55 million payment owed under the Amended DPA. Under the Second Amendment, the Company’s deadline to make the final $55 million payment to the Government has been extended to May 9, 2021. The Government has agreed to extend the $55 million payment to provide additional time to consider the basis for potentially reducing the final payment amount. MoneyGram cannot predict whether the Government will agree to any additional changes to the terms of the DPA and the Company ultimately may be required to pay the full $55 million payment to the Government on May 9, 2021.

As part of the Second Amendment the Government also has agreed to change the frequency of the reporting provisions of the Amended DPA from monthly to quarterly.

No other terms of the Amended DPA were changed as part of the July 24, 2020 Second Amendment.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Second Amendment to Amendment to and Extension of the Deferred Prosecution Agreement

99.1	Joint Notice of Second Amendment to Amendment to and Extension of the Deferred Prosecution Agreement

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONEYGRAM INTERNATIONAL, INC.

By:	/s/ Robert L. Villasenor
Name: Robert L. Villasenor
Title: General Counsel and Corporate Secretary

Date: July 27, 2020